Exhibit 10.2

Execution Version

STERICYCLE, INC.

THIRD AMENDMENT

Dated as of March 23, 2018

to

NOTE PURCHASE AGREEMENT

Dated as of August 18, 2010

Re:         3.89% Senior Notes, Series A, due October 15, 2017

and

4.47% Senior Notes, Series B, due October 15, 2020

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS THIRD AMENDMENT dated as of March 23, 2018 (the or this “Agreement”) to the Note Purchase Agreement referred to below is between STERICYCLE, INC., a Delaware corporation (the “Company”), and each of the institutions which is a signatory to this Agreement (collectively, the “Noteholders”).

R E C I T A L S:

WHEREAS, the Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of August 18, 2010, as amended by that certain First Amendment thereto dated as of August 13, 2015 and that Second Amendment dated as of July 28, 2017 (as so amended, the “Note Purchase Agreement”), pursuant to which the Company issued on or about August 18, 2010 (a) $175,000,000 aggregate principal amount of its 3.89% Senior Notes, Series A, due October 15, 2017 (as amended, the “Series A Notes”) and (b) $225,000,000 aggregate principal amount of its 4.47% Senior Notes, Series B, due October 15, 2020 (as amended, the “Series B Notes” and together with the Series A Notes, collectively, the “Notes”);

WHEREAS, the Company and the Noteholders now desire to amend the Note Purchase Agreement and the Notes in the respects, but only in the respects, hereinafter set forth;

WHEREAS, all capitalized terms used herein and not defined herein shall have the meaning specified in the Note Purchase Agreement;

WHEREAS, all requirements of law have been fully complied with and all other acts and things necessary to make this Agreement a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to effectiveness set forth in Section 3.1 hereof, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

Section 1.1. Section 9.9 of the Note Purchase Agreement shall be deleted in its entirety and replaced with the words “Reserved.”.

Section 1.2. Section 9.10 of the Note Purchase Agreement shall be and is hereby amended in its entirety as follows:

Stericycle, Inc.	Third Amendment

Section 9.10. Note Rating. The Company will, at any time during which (a) (i) the Company’s rating is A- or better by S&P or the equivalent rating by any other Rating Agency, (ii) the Notes do not then have a Private Letter Rating from a Rating Agency and (iii) the Securities Valuation Office of the National Association of Insurance Commissioners does not currently rate the Notes “1” or (b) (i) the Company’s rating is BBB- or better by S&P or the equivalent rating by any other Rating Agency, (ii) the Notes do not then have a Private Letter Rating from a Rating Agency and (iii) the Securities Valuation Office of the National Association of Insurance Commissioners does not currently rate the Notes “2” or “1”, at the request of the Required Holders, obtain a Private Letter Rating with respect to the Notes from one Rating Agency requested by the Required Holders.

Section 1.3. The following shall be added as new Sections 10.1(a)(iii) to the Note Purchase Agreement as follows:

“(iii) If at the end of any fiscal quarter of the Company ending before or on December 31, 2019, the Unadjusted Consolidated Leverage Ratio exceeded 3.75 to 1.00, the per annum interest rate (including any Default Rate, if applicable) otherwise applicable to each series of the Notes as specified in the first paragraph thereof shall be increased as set forth below (the “Primary Elevated Interest Rate”) from the date that such Unadjusted Consolidated Leverage Ratio was in excess of 3.75 to 1.00 to but not including the date that the Unadjusted Consolidated Leverage Ratio is 3.75 to 1.00 or less. The Company shall promptly, and in any event within 10 Business Days after such increase, notify the holders of the Notes in writing and specify the date of such commencement. Payment of the Primary Elevated Interest Rate shall not constitute a waiver of any Default or Event of Default hereunder. The Primary Elevated Interest Rate is determined as follows:

(A) if the Company has rating of BBB or better by S&P or the equivalent rating by any other Rating Agency, then the Primary Elevated Interest Rate shall be an additional 50 basis points (0.50%);

(B) if the Company has rating of BBB- by S&P or the equivalent rating by any other Rating Agency, then the Primary Elevated Interest Rate shall be an additional 75 basis points (0.75%);

(C) if the Company has no rating or a rating of BB+ or worse by S&P or the equivalent rating by any other Rating Agency, then the Primary Elevated Interest Rate shall be 125 basis points (1.25%); and

(D) in the case where the Company has two ratings from two different Rating Agencies, the lowest such rating shall control and in the case where the Company has three ratings from three different Rating Agencies, then the second lowest rating shall control (even if that rating is equal to that of the first lowest).

Stericycle, Inc.	Third Amendment

provided that, for the avoidance of doubt, the MDL Leverage Increased Interest Rate and the Primary Elevated Interest Rate are not cumulative with each other and only the greater of such increase under Section 10.1(a)(ii) and (iii) shall apply at any given time; and further provided that that no such Increased Interest Rate will be used in calculating the Make-Whole Amount;”

Section 1.4. Additional Definitions. Schedule B to the Note Purchase Agreement is hereby amended to insert the following definitions, each in its respective alphabetical order:

“Primary Elevated Interest Rate” has the meaning set forth in Section 10.1(a)(iii).

“Private Letter Rating” means a private letter rating from a Rating Agency which (a) is in the form and include descriptive elements required by the SVO from time to time (including (i) identifying the Notes by their Private Placement Number issued by Standard & Poor’s CUSIP Bureau Service and (ii) addressing the likelihood of payment of both principal and interest; provided that such requirement may be deemed satisfied if the rating is silent as to such likelihood and does not otherwise include an indication to the contrary), (b) does not include any prohibition on sharing such evidence with the SVO or any other regulatory authority having jurisdiction over the holders of Notes and (c) is delivered by the Company to the holders of Notes at least annually and promptly upon any change in such rating.

“Third Amendment” means the Third Amendment dated as of March 23, 2018 to this Agreement between the Company and the holders party thereto.

“Unadjusted Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) non-cash stock compensation expenses of the Company and its Subsidiaries incurred in such period, (vi) up to $45,000,000 in the aggregate of cash charges associated with the settlement of the TCPA Action, (vii) up to $295,000,000 in the aggregate of cash charges associated with the settlement of the MDL Contract Action, (viii)

Stericycle, Inc.	Third Amendment

up to $5,000,000 in the aggregate of cash charges related to legal fees and expenses associated with (x) the MDL Contract Action, (y) the First Amendment and (z) the corresponding amendments to the Bank Credit Agreement, the Term Loan Agreement and Other Note Agreements and (ix) as to any period, up to $10,000,000 in the aggregate of extraordinary and non-recurring cash expenses or charges in such period and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period; provided, however, that Unadjusted Consolidated EBITDA shall be increased by the amount of Transaction Costs incurred during such period to the extent such amount was deducted in determining Consolidated Net Income for such period. For purposes of calculating Unadjusted Consolidated EBITDA for any period of four consecutive quarters, if during such period the Company or any Subsidiary shall have made any Acquisition or disposed of any Person or of all or substantially all of the operating assets of any Person, Unadjusted Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

“Unadjusted Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a)(i) Consolidated Debt as of such date minus (ii) Unrestricted Cash as of such date to (b) Unadjusted Consolidated EBITDA for the period of the four consecutive fiscal quarters most recently ended on or prior to such date.

Section 1.5. Amended Definitions. Schedule B to the Note Purchase Agreement is hereby amended by amending and restating each of the following definitions in its entirety to read as follows:

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) non-cash stock compensation expenses of the Company and its Subsidiaries incurred in such

Stericycle, Inc.	Third Amendment

period, (vi) up to $45,000,000 in the aggregate of cash charges associated with the settlement of the TCPA Action, (vii) up to $295,000,000 in the aggregate of cash charges associated with the settlement of the MDL Contract Action, (viii) up to $5,000,000 in the aggregate of cash charges related to legal fees and expenses associated with (x) the MDL Contract Action, (y) the First Amendment and (z) the corresponding amendments to the Bank Credit Agreement, the Term Loan Agreement and Other Note Agreements, (ix) as to any period, up to $10,000,000 in the aggregate of extraordinary and non-recurring cash expenses or charges in such period and (x) solely for purposes of determining compliance with Section 10.1 and Section 10.2 for any fiscal quarter ending during the period from March 31, 2018 through December 31, 2019 (and for no other purposes hereunder) up to $200,000,000 in the aggregate in any four-fiscal quarter period of cash charges associated with (A) implementation of the Company’s Business Transformation and Operational Optimization Expenses (each, as described in the Company’s Form 10-K for the fiscal year ended December 31, 2017), (B) internal control remediation, accounting pronouncements and related professional and consulting expenses, (C) legal and settlement related expenses and (D) up to $25,000,000 of other cash charges minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period; provided, however, that Consolidated EBITDA shall be increased by the amount of Transaction Costs incurred during such period to the extent such amount was deducted in determining Consolidated Net Income for such period. For purposes of calculating Consolidated EBITDA for any period of four consecutive quarters, if during such period the Company or any Subsidiary shall have made any Acquisition or disposed of any Person or of all or substantially all of the operating assets of any Person, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

“Increased Interest Rate” means the occurrence of a MDL Leverage Increased Interest Rate or a Primary Elevated Interest Rate, as applicable.

Stericycle, Inc.	Third Amendment

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Section 2.1. To induce the Noteholders to execute and deliver this Agreement, the Company represents and warrants (which representations shall survive the execution and delivery of this Agreement) to the Noteholders that:

(a) this Agreement has been duly authorized, executed and delivered by the Company and, upon execution and delivery thereof by the parties hereto, this Agreement constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the Note Purchase Agreement, as amended by this Agreement, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by the Company of this Agreement (i) has been duly authorized by all requisite corporate actions on the part of the Company, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation applicable to the Company or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d) as of the date hereof and after giving effect to this Agreement, no Default or Event of Default has occurred which is continuing; and

(e) the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.

Stericycle, Inc.	Third Amendment

SECTION 3. CONDITIONS TO EFFECTIVENESS OF AMENDMENTS AND WAIVERS.

Section 3.1. The amendments to the Note Purchase Agreement set forth herein shall not become effective until, and shall become effective when (the “Effective Date”), each of the following conditions shall have been satisfied:

(a) executed counterparts of this Agreement, duly executed by the Company and the holders of 51% in principal amount of the outstanding Notes, shall have been delivered to the Noteholders;

(b) the representations and warranties of the Company set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof, and the execution and delivery by the Company of this Agreement shall constitute certification by the Company of the same;

(c) the Company shall have paid a fee to each holder of Notes equal to five basis points (.05%) on the outstanding principal amount of Notes held by each such holder of a Note as of the Effective Date;

(d) the Company shall have paid the fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, incurred in connection with the negotiation, preparation, approval, execution and delivery of this Agreement for which an invoice has been provided;

(e) the Company shall have delivered copies of an amendment to each of the Bank Credit Agreement amending such agreements in substance consistent with the amendments to the Note Purchase Agreement as contemplated by this Agreement; and

(f) the Company shall have delivered copies of an amendment to each of the Other Note Agreements (as defined in the Note Purchase Agreement after giving effect to this Agreement) between the Company and the purchasers named therein, each amending such agreements in substance consistent with the amendments to the Note Purchase Agreement as contemplated by this Agreement.

Upon receipt and satisfaction of all of the foregoing, such amendments shall become effective.

SECTION 4. MISCELLANEOUS.

Section 4.1. This Agreement shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Agreement, all terms, conditions and covenants contained in the Note Purchase Agreement are hereby ratified and confirmed and shall be and remain in full force and effect.

Section 4.2. Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the “Note Purchase Agreement” or the “Note Purchase Agreement dated as of August 18, 2010” without making specific reference to this Agreement, but nevertheless all such references shall be deemed to include this Agreement unless the context shall otherwise require.

Stericycle, Inc.	Third Amendment

Section 4.3. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4. This Agreement shall be governed by and construed in accordance with New York law excluding choice-of-law principles of the law of New York that would require the application of the laws of jurisdiction other than New York.

Section 4.5. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. This Agreement, together with the Note Purchase Agreement (as amended hereby) and the Notes, constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

STERICYCLE, INC.

By	/s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Executive Vice President and Chief
Financial Officer

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

METROPOLITAN LIFE INSURANCE COMPANY

By	/s/ John A. Wills
Name: John A. Wills
Title: Senior Vice President and Managing Director

UNION FIDELITY LIFE INSURANCE COMPANY by MetLife Investment Advisors, LLC, Its Investment Manager

By	/s/ Frank O. Monfalcone
Name: Frank O. Monfalcone
Title: Managing Director

LINCOLN BENEFIT LIFE COMPANY by MetLife Investment Advisors, LLC, Its Investment Manager

By	/s/ Frank O. Monfalcone
Name: Frank O. Monfalcone
Title: Managing Director

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

ALLSTATE LIFE INSURANCE COMPANY OF
NEW YORK

By	/s/ Ryan Anderson
Name: Ryan Anderson

By	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Authorized Signatories:

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By	/s/ Ryan Anderson
Name: Ryan Anderson

By	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Authorized Signatories:

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

NEW YORK LIFE INSURANCE COMPANY

By	/s/ Clara Fagan
Name: Clara Fagan
Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By	NYL Investors LLC, its Investment Manager

By	/s/ Clara Fagan
Name: Clara Fagan
Title: Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By	NYL Investors LLC, its Investment Manager

By	/s/ Clara Fagan
Name: Clara Fagan
Title: Director

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD FIRE INSURANCE COMPANY

By:	Hartford Investment Management Company
Their Agent and Attorney-in-Fact

By	/s/ Dawn Crunden
Name: Dawn Crunden
Title: Senior Vice President

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By	/s/ Cristian I. Donoso
Name: Cristian I. Donoso
Title: Authorized Signatory

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

RIVERSOURCE LIFE INSURANCE COMPANY

By	/s/ Thomas W. Murphy
Name: Thomas W. Murphy
Title: Vice President—Investments

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

THRIVENT FINANCIAL FOR LUTHERANS

By	/s/ Christopher Patton
Name: Christopher Patton
Title: Managing Director

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney-In-Fact

By	/s/ Philip Lee
Name: Philip Lee
Title: Vice President

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

By	/s/ Michael H. Leske
Name: Michael H. Leske
Title: Managing Director

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM America, Inc., as attorney in fact,
on behalf of Jackson National Life Insurance Company

By	/s/ Luke S. Stifflear
Name: Luke S. Stifflear
Title: Sr. Managing Director

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	Allianz Global Investors U.S. LLC As the authorized signatory and investment manager

By	/s/ Lawrence Halliday
Name: Lawrence Halliday
Title: Managing Director

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By	/s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

MODERN WOODMEN OF AMERICA

By	/s/ Aaron R. Birkland
Name: Aaron R. Birkland
Title: Portfolio Manager, Private Placements

By	/s/ Christopher M. Cramer
Name: Christopher M. Cramer
Title: Manager, Fixed Income

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

UNITED OF OMAHA LIFE INSURANCE COMPANY

By	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President

COMPANION LIFE INSURANCE COMPANY

By	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: An Authorized Signer

MUTUAL OF OMAHA INSURANCE COMPANY

By	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

By	/s/ Shawn Bengtson
Name: Shawn Bengtson
Title: Vice President, Investment

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

KNIGHTS OF COLUMBUS

By	/s/ Gilles Marchand
Name: Gilles Marchand
Title: VP, Credit Portfolio Manager

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

COUNTRY LIFE INSURANCE COMPANY

By	/s/ John A. Jacobs
Name: John A. Jacobs
Title: Director – Fixed Income

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement

Accepted and Agreed to:

PHYSICIANS MUTUAL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By	/s/ Dianna Carr
Name: Dianna Carr
Title: Vice President

Stericycle, Inc.	Third Amendment to
2010 Note Purchase Agreement